UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported):

December 13, 2010

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Amendment of Loan Agreement

On December 13, 2010, SuperMedia Inc. (the “Company”) entered into the First Amendment (the “Amendment”) to the Loan Agreement (the “Loan Agreement”), dated as of December 31, 2009, by and among the Company, lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as collateral agent and administrative agent for the Lenders (the “Agent”).  The material terms of the Amendment include the following:

•                  Effective upon the execution of the Amendment by more than half of the Lenders under the Loan Agreement and for 90 days thereafter, the Company, subject to the procedures and conditions set forth in the Amendment and Loan Agreement, will be allowed to repurchase and retire debt below par (“Voluntary Prepayment”) utilizing cash up to a maximum of approximately $185,000,000 if (i) no default or event of default has occurred or is occurring; (ii) the Company can certify that no event of default could reasonably be expected to occur during the succeeding four calendar quarters if such Voluntary Prepayment is not made; (iii) the Company has obtained approval of at least 2/3 of the Company’s Board of Directors for such Voluntary Prepayment; and (iv) the Company has unrestricted cash of at least $150,000,000.

•                  In connection with any Voluntary Prepayment, the Company is required to notify the Lenders that the Company desires to prepay the debt below par and provide the prepayment amount and the price within a range equal to a percentage of par of the principal amount of debt to be prepaid.

•                  In connection with the Amendment, the Company made certain representations and warranties to the Agent and the Lenders.

The above summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K. Such exhibit is incorporated herein by reference.

Under the terms and conditions of the Amendment, the Company has launched a tender offer to utilize up to $185,000,000 to repurchase debt at a price of 70% to 77% of par.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to the Loan Agreement, dated as of December 13, 2010 between the Company, lenders from time to time party thereto and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President —
General Counsel and Secretary

Date:  December 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Loan Agreement, dated as of December 13, 2010 between the Company and lenders from time to time party thereto and JPMorgan Chase Bank, N.A.